UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 2 of its series:

Allspring Managed Account CoreBuilder® Shares - Series M and Allspring Managed Account®

CoreBuilder Shares - Series SM

Date of reporting period: December 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
December 31, 2022
Allspring Managed Account
■	Allspring Managed Account CoreBuilder® Shares – Series M

The views expressed and any forward-looking statements are as of December 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Managed Account  |  1

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Adrian Van Poppel, Nicholos Venditti
Average annual total returns (%) as of December 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Allspring Managed Account CoreBuilder Shares - Series M (WFCMX)	4-14-2008	-8.37	1.76	3.06	0.02	0.00
Bloomberg Municipal Bond Index[3]	–	-8.53	1.25	2.13	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-888-877-9275.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
[3]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.
CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Allspring Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Please remember that shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management, LLC has an agreement to serve as investment adviser or subadviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker/dealer) or directly with the client.

2  |  Allspring Managed Account

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20221
[1]	The chart compares the performance of the Fund for the most recent ten years with the Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Allspring Managed Account  |  3

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg Municipal Bond Index, for the 12-month period that ended December 31, 2022.
■	Duration and yield curve positioning contributed to performance, but they were largely offset by credit positioning and security selection—both of which were detractors.
■	The sector allocation was basically neutral while a modest overweight to 4% coupon bonds was a slight detractor.
Market review
The period began with U.S. equity and fixed income markets turning negative as investors grappled with record-high inflation, rising interest rates, and geopolitical unrest. Annualized real gross domestic product growth remained positive earlier in the period. However, economic headwinds and the inversion of the U.S. Treasury yield curve sparked recessionary concerns among investors, which continued throughout the period.
U.S. inflation climbed above 7.5% in March, the highest level in 40 years, as rising energy prices, strong consumer demand, and ongoing supply constraints continued to drive consumer prices higher. The U.S. Consumer Price Index* rose 7.1% year over year in November, the lowest reading in the past year and well below the 9.1% peak reached in June. Record increases in food, energy, and health care over the past 12 months contributed to the gain, according to the U.S. Bureau of Labor Statistics.
The Federal Open Market Committee concluded its asset purchase program and raised the overnight lending rate 25 basis points (bps; 100 bps equal 1.00%) in March—the first of seven increases for the period, which ended 2022 with a target level of 4.25% to 4.50%.
The municipal bond market suffered its worst quarter in four decades, losing over 6% in the first three months of 2022 as inflation concerns and rising U.S. Treasury yields prompted an investor sell-off. The Bloomberg Municipal Bond Index was down 8.53% for the entire period. Demand turned negative and investors withdrew a record $122 billion of assets from municipal mutual funds and exchange-traded funds. Municipal-to-Treasury ratios fell from their historically high levels during the period, but recovered with a year-end rally.
Municipal supply was lower than expected in 2022. Full-year new issuance was roughly $370 billion, nearly 25% less than in 2021. This lack of supply has forced market participants into the secondary market for bonds and contributed to recent municipal strong performance as the period ended.
Credit quality as of December 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Municipal fundamentals remained strong, supported by fiscal stimulus that continues to wind its way through to the real economy. Municipal credit spreads widened in 2022, but they have still not hit their trailing averages. Even as fundamentals remain strong, additional widening may be seen before credit spreads stabilize.

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring Managed Account

Performance highlights (unaudited)
The Russian invasion of Ukraine roiled capital markets, most notably in the energy and commodities sectors. However, the direct impact of the conflict in the municipal market was modest.
The U.S. labor market remained relatively strong, with a low 3.7% unemployment rate, signaling that parts of the economy were still expanding. Internationally, a eurozone recession began to take hold at period-end as countries headed into the winter months facing an energy supply crisis perpetuated by the ongoing Russia/Ukraine war.
Duration and yield curve positioning added to performance.
We maintained duration short relative to the benchmark throughout the period, which was a key contributor as rates sold off. While our underweights to the short end of the yield curve detracted, our underweight to the long end of the curve (22+ years) was positive and more than offset the aforementioned underweights as the long end of the curve underperformed the market by a wide margin.
Overweights to mid- and lower-investment-grade bonds detracted as credit spreads widened.
We were underweight AAA-rated and AA-rated bonds in favor of A-rated and BBB-rated bonds, which resulted in a purposeful overweight in these lower-investment-grade rating categories. Lower-rated bonds underperformed during the period so our positioning detracted from overall performance. Despite our overweight to these underperforming rating categories, selection within the categories was positive as we outperformed the index in both. Overall selection, however, detracted, primarily driven by a modest overweight to 4% coupon bonds, which underperformed.
Effective maturity distribution as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
A strong technical backdrop and higher demand may benefit municipal bond returns.
Absent a significant increase in Treasury rates, municipal bonds should benefit in the first couple of months of the year from the strong technical backdrop with limited tax-exempt supply and increased demand. We expect demand for municipals to return with the rise in yields and the favorable credit and higher recovery rates compared with other fixed income asset classes. We also expect the extraordinary fiscal support provided to municipals to provide credit support, but we realize spreads could widen if the U.S. enters a recession.
We expect the Federal Reserve to continue to raise rates in the first half of 2023, with the number of rate increases largely driven by inflation data. A pause in federal fund rate increases could occur in the latter half of the year. Municipals tend to outperform other fixed-income asset classes in a rising-rate environment, and we expect that to continue. Municipal market returns tend to bounce back after negative-return years. However, actual returns will largely be dependent on investor demand and the economic outlook, with a recession being a real risk. Security selection and sector rotation will continue to be keys in driving returns for 2023 as we navigate municipal-to-Treasury ratios, wider credit spreads, and a potentially volatile rates market.

Allspring Managed Account  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 7-1-2022	Ending account value 12-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$1,006.34	$0.00 *	0.00% *
Hypothetical (5% return before expenses)	$1,000.00	$1,025.21	$0.00 *	0.00% *
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).
*  Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

6  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 91.19%
Alabama: 0.83%
Utilities revenue: 0.55%
Southeast Alabama Energy Authority Commodity Supply Project #2 Series B	4.00%	12-1-2051	$ 1,000,000	$ 964,493
Southeast Alabama Gas Supply District Project #2 Series B (1 Month LIBOR +0.85%) ±	3.61	6-1-2049	2,925,000	2,877,764
				3,842,257
Water & sewer revenue: 0.28%
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2026	1,350,000	1,156,347
Jefferson County AL Sewer Revenue Senior Lien (AGM Insured)	5.50	10-1-2053	760,000	782,084
				1,938,431
				5,780,688
Alaska: 0.27%
Health revenue: 0.27%
Alaska Industrial Development & Export Authority Series A	5.00	10-1-2032	1,740,000	1,874,039
Arizona: 2.85%
Education revenue: 1.89%
Arizona IDA Education Revenue Candeo Schools Incorporated Project Series 2020A (State School District Credit Program Insured)	4.00	7-1-2047	650,000	579,513
Arizona IDA Education Revenue Series 2021A	4.00	7-1-2041	1,000,000	866,958
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses 144A	5.00	7-1-2023	145,000	146,260
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	4.90	6-15-2028	800,000	770,725
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.75	6-15-2038	1,000,000	946,145
Maricopa County AZ IDA Horizon Community Learning Center Project	5.00	7-1-2035	3,000,000	2,879,290
Pima County AZ IDA Educational Facility Desert Heights Charter School	7.00	5-1-2034	1,000,000	1,021,246
Pima County AZ IDA Facility Revenue Refunding Bond Series 2022 144A	4.00	6-15-2031	1,045,000	971,639
Pima County AZ IDA Noah Webster Schools Project Series A	6.75	12-15-2033	1,120,000	1,144,434
Pima County AZ IDA Paideia Academies Project 144A	5.00	7-1-2025	305,000	303,520
Pima County AZ IDA Paideia Academies Project 144A	6.00	7-1-2035	1,475,000	1,489,899
Pima County AZ IDA Paideia Academies Project 144A	6.13	7-1-2045	2,000,000	1,998,773
				13,118,402
Health revenue: 0.12%
Tempe AZ IDA Series 2021A	4.00	12-1-2030	495,000	441,130
Tempe AZ IDA Series 2021A	4.00	12-1-2031	470,000	409,679
				850,809
Industrial development revenue: 0.05%
Maricopa County AZ PCR Refunding Bonds Series A	2.40	6-1-2035	500,000	379,547
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  7

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.18%
City of San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00%	7-1-2038	$ 1,200,000	$ 1,227,941
Utilities revenue: 0.61%
Salt River Agricultural Improvement & Power Project Series A	5.00	12-1-2045	2,000,000	2,090,669
Salt Verde Financial Corporation Gas Revenue Bond Series 2007-1	5.00	12-1-2032	2,055,000	2,147,372
				4,238,041
				19,814,740
California: 3.65%
Airport revenue: 2.02%
Los Angeles CA International Airports Revenue Bonds 2022 Series G	5.25	5-15-2047	1,000,000	1,048,741
San Francisco CA City & County Airport Commission San Francisco International Airport Series B	5.00	5-1-2046	10,000,000	10,106,098
San Jose CA Airport Revenue Refunding Bond AMT Series A	5.00	3-1-2033	1,695,000	1,835,699
San Jose CA Airport Revenue Refunding Bond AMT Series A	5.00	3-1-2035	1,000,000	1,038,442
				14,028,980
Education revenue: 0.15%
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	1,000,000	1,023,538
GO revenue: 0.49%
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2029	500,000	397,995
Hawthorne CA School District CAB Series C (NPFGC Insured) ¤	0.00	11-1-2025	100,000	91,239
Los Angeles CA Unified School District Series R	4.00	7-1-2044	3,000,000	2,893,977
				3,383,211
Health revenue: 0.34%
California HFFA Revenue Bond Sutter Health Series A	5.00	11-15-2048	1,200,000	1,225,763
California HFFA Stanford Health Care Series A	4.00	8-15-2050	1,000,000	948,503
University of California Regents Medical Center Unrefunded Bond Series J	5.25	5-15-2038	220,000	220,873
				2,395,139
Housing revenue: 0.13%
California Community Housing Agency Essential Housing Revenue Serenity at Larkspur Series C 144A	5.00	2-1-2050	500,000	449,444
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	476,193	459,726
				909,170
The accompanying notes are an integral part of these financial statements.

8  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.22%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00%	5-1-2046	$ 1,000,000	$ 1,029,786
San Diego CA PFA Capital Improvement Project Series B	5.00	10-15-2029	500,000	532,354
				1,562,140
Transportation revenue: 0.30%
Riverside County CA Transportation Commission Toll Revenue 2021 Series B-1	4.00	6-1-2046	2,250,000	2,082,063
				25,384,241
Colorado: 3.02%
Airport revenue: 0.20%
Denver CO City & County Airport Revenue Bonds Series 2022B	5.25	11-15-2053	1,250,000	1,359,860
Education revenue: 0.40%
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A	6.00	12-15-2037	1,310,000	1,382,802
Colorado ECFA Charter School Community Leadership Academy Second Campus Project	7.00	8-1-2033	385,000	390,516
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.13	9-1-2048	1,000,000	1,031,929
				2,805,247
GO revenue: 0.69%
Broadway Station Metropolitan District #3	5.00	12-1-2039	749,000	638,137
Colorado Aviation Station North Metropolitan District #2 Limited Series A	5.00	12-1-2039	750,000	690,857
Colorado Aviation Station North Metropolitan District #2 Refunding & Improvement Bonds Limited Tax Series A	5.00	12-1-2048	850,000	734,421
Douglas County CO Rampart Range Metropolitan District #5 Series 2021	4.00	12-1-2036	1,000,000	817,386
Southlands CO Metropolitan District #1 Series A-2	5.00	12-1-2047	650,000	591,433
Thompson Crossing Metropolitan District #4	5.00	12-1-2039	1,400,000	1,299,188
				4,771,422
Health revenue: 0.85%
Colorado Health Facilities Authority CommonSpirit Health Series 2022A	5.50	11-1-2047	1,000,000	1,053,918
Colorado Health Facilities Authority CommonSpirit Health Series A2	5.00	8-1-2044	3,000,000	3,005,317
Colorado Health Facilities Authority Revenue Bonds Hospital Advent Health Obligated Group Series A	4.00	11-15-2043	2,000,000	1,863,455
				5,922,690
Industrial development revenue: 0.37%
Denver CO Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016	5.00	12-1-2033	2,500,000	2,541,905
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  9

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.51%
Colorado Certificate of Participation Rural Colorado Series A	4.00%	12-15-2038	$ 2,000,000	$ 1,980,240
Westminster CO Public Schools Certificate of Participation Series 2019 (AGM Insured)	5.00	12-1-2048	1,500,000	1,590,959
				3,571,199
				20,972,323
Connecticut: 1.35%
Education revenue: 0.61%
Connecticut State HEFAR Trinity College Series R	5.00	6-1-2035	850,000	931,159
Connecticut State HEFAR Trinity College Series R	5.00	6-1-2036	880,000	958,311
University of Connecticut Series A	5.00	2-15-2041	2,200,000	2,382,851
				4,272,321
GO revenue: 0.35%
Bridgeport CT Series A	5.00	6-1-2035	1,000,000	1,096,847
Hamden CT (BAM Insured)	5.00	8-15-2025	275,000	283,560
Hamden CT Series A (BAM Insured)	4.00	8-1-2039	500,000	494,768
Hamden CT Series A (BAM Insured)	5.00	8-1-2035	500,000	536,698
				2,411,873
Health revenue: 0.39%
Connecticut HEFA Revenue Nuvance Health Series A	4.00	7-1-2041	860,000	763,116
Connecticut HEFA Revenue Stamford Hospital Series M	4.00	7-1-2040	2,150,000	1,958,521
				2,721,637
				9,405,831
Delaware: 0.29%
Education revenue: 0.22%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	1,500,000	1,545,976
Transportation revenue: 0.07%
Delaware River & Bay Authority Revenue Bonds Refunding Series 2022	5.00	1-1-2037	400,000	446,552
				1,992,528
District of Columbia: 0.22%
Airport revenue: 0.22%
Metropolitan Washington Airports Authority Series 2021A	5.00	10-1-2046	1,500,000	1,537,277
Florida: 6.17%
Airport revenue: 3.54%
Broward County FL Airport System Revenue Bond AMT Series 2015A	5.00	10-1-2036	4,500,000	4,599,738
Broward County FL Port Facilities Revenue Bond Series 2019B	4.00	9-1-2037	7,490,000	7,377,996
Jacksonville FL Port Authority Series B	5.00	11-1-2040	2,625,000	2,791,517
Jacksonville FL Port Authority Series B	5.00	11-1-2044	5,500,000	5,824,773
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Miami-Dade County FL Aviation Refunding Bond AMT Series A	5.00%	10-1-2049	$ 3,000,000	$ 3,015,676
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	1,000,000	1,020,785
				24,630,485
Education revenue: 0.60%
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	1,000,000	1,022,549
Florida Development Finance Corporation Educational Facilities Revenue Bonds Series 2022 144A	5.00	10-1-2042	500,000	457,690
Florida Higher Educational Facilities Financing Authority Jacksonville University 144A	4.50	6-1-2033	1,300,000	1,173,025
Miami-Dade County FL IDA Youth Co-Op Charter School Project Series 2015A 144A	5.75	9-15-2035	1,500,000	1,500,965
				4,154,229
Health revenue: 0.96%
Atlantic Beach FL HCFR Fleet Landing Project Series B	5.63	11-15-2043	1,500,000	1,506,469
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	250,000	225,888
Jacksonville FL HCFR Brooks Rehabilitation	4.00	11-1-2045	1,500,000	1,340,666
Sarasota County FL Public Hospital District Revenue Bonds Series 2022	5.00	7-1-2052	1,250,000	1,297,429
Tampa FL Hospital Revenue H Lee Moffitt Cancer Center Project	5.00	7-1-2030	225,000	246,194
Tampa FL Hospital Revenue H Lee Moffitt Cancer Center Project	5.00	7-1-2031	450,000	491,692
Tampa FL Hospital Revenue H Lee Moffitt Cancer Center Project	5.00	7-1-2032	250,000	272,495
Tampa FL Hospital Revenue H Lee Moffitt Cancer Center Project	5.00	7-1-2033	250,000	271,711
Tampa FL Hospital Revenue H Lee Moffitt Cancer Center Project	5.00	7-1-2035	475,000	509,200
Tampa FL Hospital Revenue H Lee Moffitt Cancer Center Project	5.00	7-1-2036	475,000	504,681
				6,666,425
Transportation revenue: 0.58%
Florida State Department of Transportation Sunshine Bridge (AGM Insured)	4.00	7-1-2037	4,000,000	4,039,004
Utilities revenue: 0.09%
Lakeland FL Energy System Revenue Bond Series 2021	5.00	10-1-2048	500,000	580,555
Water & sewer revenue: 0.40%
Orange County FL Water and Wastewater Revenue Utility	5.00	10-1-2040	1,090,000	1,204,994
Wildwood FL Utility Dependent District Series 2021 (BAM Insured)	5.00	10-1-2038	1,455,000	1,599,769
				2,804,763
				42,875,461
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  11

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Georgia: 1.93%
Energy revenue: 0.26%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4 Project M	5.00%	1-1-2036	$ 800,000	$ 833,555
Municipal Electric Authority of Georgia Project One Subordinated Bond Series A	5.00	1-1-2044	1,000,000	1,005,785
				1,839,340
Health revenue: 0.15%
Fulton County GA Development Authority Hospital WellStar Health System Series A	5.00	4-1-2042	1,000,000	1,013,613
Industrial development revenue: 0.12%
Atlanta GA Development Authority Tuff Yamacraw LLC Project Series A (Ambac Insured)	5.00	1-1-2027	50,000	52,191
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	5.00	1-1-2054	1,000,000	794,993
				847,184
Utilities revenue: 1.40%
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Series 2	2.93	11-1-2048	5,000,000	4,943,390
Main Street Natural Gas Incorporated Gas Supply Revenue Bonds Series 2022C 144Aøø	4.00	8-1-2052	3,500,000	3,290,637
Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	5-1-2052	1,500,000	1,464,895
				9,698,922
				13,399,059
Guam: 0.18%
Airport revenue: 0.05%
Guam International Airport Authority General Revenue Bonds 2023 Series A %%	5.25	10-1-2036	370,000	359,864
Tax revenue: 0.13%
Guam Government Business Privilege Tax Revenue Refunding Bonds Series F	4.00	1-1-2042	1,000,000	871,510
				1,231,374
Hawaii: 0.29%
Airport revenue: 0.29%
Hawaii Airports System Revenue Series A	5.00	7-1-2048	2,000,000	2,024,654
Idaho: 0.19%
Education revenue: 0.19%
Idaho Housing & Finance Association Idaho Arts Charter School Series A 144A	5.00	12-1-2036	900,000	914,886
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	5.85	5-1-2033	390,000	390,845
				1,305,731
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Illinois: 15.87%
Airport revenue: 1.53%
Chicago IL Midway Airport Second Lien Refunding Bonds Series A	5.50%	1-1-2031	$ 4,500,000	$ 4,504,824
Chicago IL O'Hare International Airport AMT Senior Lien Series C	5.50	1-1-2044	1,100,000	1,100,000
Chicago IL O'Hare International Airport AMT Series A	5.00	1-1-2048	2,000,000	2,026,600
Chicago IL O'Hare International Airport Customer Facility Charge Senior Lien Series D	5.75	1-1-2043	1,500,000	1,506,733
Chicago IL O'Hare International Airport Senior Lien Series D	5.25	1-1-2032	1,000,000	1,000,000
Chicago IL O'Hare International Airport Transportation Infrastructure Properties Obligated Group	5.00	7-1-2038	500,000	502,403
				10,640,560
Education revenue: 0.41%
Illinois Finance Authority Wesley University	5.00	9-1-2036	2,345,000	2,403,247
Southern Illinois University Housing and Auxiliary Facilities System Refunding Revenue Series A (BAM Insured)	4.00	4-1-2031	450,000	452,436
				2,855,683
GO revenue: 6.14%
Chicago IL Board of Education Series 2021A	5.00	12-1-2035	4,250,000	4,279,119
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2027	6,000,000	5,139,500
Chicago IL City Colleges Capital Improvement Project CAB (NPFGC Insured) ¤	0.00	1-1-2031	800,000	573,018
Chicago IL Emergency Telephone System Project (NPFGC Insured)	5.50	1-1-2023	195,000	195,000
Chicago IL Park District Limited Tax Park Bonds Series 2016A	5.00	1-1-2030	1,000,000	1,038,394
Chicago IL Park District Limited Tax Park Bonds Series 2016A	5.00	1-1-2031	1,000,000	1,038,234
Chicago IL Park District Limited Tax Park Bonds Series 2016A	5.00	1-1-2032	1,225,000	1,270,452
Chicago IL Park District Limited Tax Park Bonds Series 2016A	5.00	1-1-2035	1,000,000	1,032,835
Chicago IL Park District Unlimited Tax Refunding Bonds Series 2016A	5.00	11-15-2028	1,655,000	1,736,870
Chicago IL Park District Unlimited Tax Refunding Bonds Series 2016E	5.00	11-15-2029	1,735,000	1,820,355
Chicago IL Series 2021A	5.00	1-1-2034	2,500,000	2,632,724
Chicago IL Series A	5.00	1-1-2027	2,000,000	2,069,672
Chicago IL Series A	6.00	1-1-2038	3,500,000	3,691,164
Cook County IL School District #144 Prairie Hills CAB Refunding Bond Series C (AGM Insured) ¤	0.00	12-1-2025	675,000	607,494
Cook County IL School District #159 CAB Prerefunded Bond (AGM Insured) ¤	0.00	12-1-2023	455,000	442,457
Cook County IL School District #159 CAB Unrefunded Bond (AGM Insured) ¤	0.00	12-1-2023	160,000	154,785
Illinois Series 2014 (AGM Insured)	5.00	4-1-2026	1,130,000	1,150,360
Illinois Series 2016	5.00	11-1-2025	2,000,000	2,050,126
Illinois Series B	5.00	10-1-2031	2,000,000	2,048,853
Kane, Cook & DuPage Counties IL Series A	5.00	1-1-2034	1,000,000	1,010,119
Kane, Cook & DuPage Counties IL Series D	5.00	1-1-2034	1,700,000	1,717,202
Village Bolingbrook IL (AGM Insured)	5.00	1-1-2031	500,000	519,163
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  13

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Will County IL Community High School CAB Refunding Bond Series B (BAM Insured) ¤	0.00%	1-1-2033	$ 1,625,000	$ 1,102,849
Will County IL Community High School Refunding Bond Series B (BAM Insured)	5.00	1-1-2030	1,000,000	1,000,000
Will County IL Crete-Monee Community High School District #201 Series B (AGM Insured)	4.00	1-1-2032	715,000	748,500
Will County IL Crete-Monee Community High School District #201 Series B (AGM Insured)	4.00	1-1-2033	745,000	776,452
Will County IL Crete-Monee Community High School District #201 Series B (AGM Insured)	4.00	1-1-2035	475,000	489,591
Will County IL Lincoln-Way Community High School District #210 CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2027	1,030,000	898,685
Will County IL Lincoln-Way Community High School District #210 CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2028	475,000	398,824
Winnebago County IL Series A (AGM Insured)	4.00	12-30-2025	1,035,000	1,069,842
				42,702,639
Health revenue: 0.82%
Illinois Finance Authority Health Services Facility Lease Revenue Provident Group UIC Surgery Center	4.00	10-1-2050	1,000,000	841,876
Illinois Finance Authority Revenue Bonds Series 2015A	5.00	11-15-2045	1,750,000	1,752,698
Illinois Finance Authority University of Chicago Series 2022A	5.00	8-15-2047	3,000,000	3,117,270
				5,711,844
Miscellaneous revenue: 1.08%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,809,000	1,809,977
Illinois Finance Authority Rogers Park Montessori School	5.00	2-1-2024	95,000	95,067
Illinois GO Series June 2013	5.25	7-1-2028	400,000	401,995
Illinois Refunding Bonds	5.00	2-1-2026	1,000,000	1,026,595
Illinois Series 2013	5.50	7-1-2025	1,250,000	1,260,822
Illinois Series 2013	5.50	7-1-2033	1,000,000	1,003,545
Illinois Series 2014	5.00	5-1-2025	870,000	881,183
Illinois Sports Facilities Authority	5.00	6-15-2029	1,000,000	1,015,574
				7,494,758
Tax revenue: 3.21%
Cook County IL Sales Tax Bond Series 2021A	5.00	11-15-2037	1,625,000	1,748,245
Illinois Series A	4.00	1-1-2029	1,000,000	981,193
Illinois Sports Facilities Authority State Tax Supported (AGM Insured)	5.25	6-15-2031	2,500,000	2,554,317
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	1,500,000	1,529,478
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2030	11,000,000	7,980,320
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (NPFGC Insured) ¤	0.00	6-15-2029	1,950,000	1,511,567
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B1 (AGM Insured) ¤	0.00	6-15-2027	5,150,000	4,371,569
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Metropolitan Pier & Exposition Authority Revenue Refunding Bonds McCormick Place Expansion Project Series A	4.00%	12-15-2042	$ 750,000	$ 652,601
Sales Tax Securitization Corporation Second Lien Sales Tax	4.00	1-1-2038	1,000,000	963,986
				22,293,276
Transportation revenue: 0.45%
Illinois Toll Highway Authority Senior Series A	5.00	1-1-2043	2,000,000	2,117,564
Illinois Toll Highway Authority Senior Series B	5.00	1-1-2039	1,030,000	1,040,652
				3,158,216
Water & sewer revenue: 2.23%
Chicago IL Wastewater Second Lien Transmission Revenue Project Bonds Series 2014	5.00	1-1-2025	1,985,000	2,019,150
Chicago IL Wastewater Transmission Second Lien Series 2012	5.00	1-1-2027	1,000,000	1,001,133
Chicago IL Water Revenue Refunding Bond Second Lien	5.00	11-1-2025	2,600,000	2,714,446
Chicago IL Water Revenue Second Lien Project	5.00	11-1-2026	2,750,000	2,817,522
Chicago IL Waterworks Second Lien Series 2004	5.00	11-1-2027	2,250,000	2,363,031
Chicago IL Waterworks Second Lien Series 2012	5.00	11-1-2030	1,000,000	1,006,113
Chicago IL Waterworks Second Lien Series 2014	5.00	11-1-2044	2,500,000	2,511,185
Chicago IL Waterworks Second Lien Series 2017-2 (AGM Insured)	5.00	11-1-2037	1,000,000	1,034,053
				15,466,633
				110,323,609
Indiana: 1.00%
Education revenue: 0.22%
Indiana Finance Authority Educational Facilities Multipurpose DePauw University Project Series 2022A	5.00	7-1-2047	1,500,000	1,507,408
Health revenue: 0.78%
Indiana Finance Authority Health System Franciscan Alliance Incorporated Obligated Group Series C	4.00	11-1-2034	5,360,000	5,421,177
				6,928,585
Kansas: 0.75%
Tax revenue: 0.75%
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB 144A¤	0.00	9-1-2034	15,015,000	5,236,370
Kentucky: 2.03%
Miscellaneous revenue: 0.36%
Kentucky State Property and Buildings Commission Revenue Bonds Series A (AGM Insured)	5.00	11-1-2039	2,325,000	2,534,206
Transportation revenue: 0.15%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2029	1,400,000	1,039,427
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  15

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 1.52%
Kentucky Public Energy Authority Gas Supply Series A-1	4.00%	12-1-2049	$ 9,020,000	$ 8,936,749
Paducah KY Electric Plant (AGM Insured)	5.00	10-1-2035	1,510,000	1,626,913
				10,563,662
				14,137,295
Louisiana: 0.79%
Airport revenue: 0.27%
New Orleans LA Aviation Board General Airport Revenue Bonds Series 2015A	5.00	1-1-2040	1,215,000	1,228,622
Port New Orleans LA Board Commuters Port Facility Revenue AMT Series E	5.00	4-1-2038	640,000	657,594
				1,886,216
Industrial development revenue: 0.13%
St. John the Baptist Parish LA Revenue Refunding Bonds Marathon Oil Corporation Project Series 2017A-3	2.20	6-1-2037	1,000,000	920,351
Water & sewer revenue: 0.39%
Greater Ouachita Water Company (BAM Insured)	4.00	9-1-2033	600,000	629,584
Greater Ouachita Water Company (BAM Insured)	4.00	9-1-2034	500,000	521,596
Greater Ouachita Water Company (BAM Insured)	4.00	9-1-2035	500,000	518,607
Greater Ouachita Water Company (BAM Insured)	4.00	9-1-2036	565,000	580,617
Greater Ouachita Water Company (BAM Insured)	4.00	9-1-2037	415,000	419,119
				2,669,523
				5,476,090
Maine: 0.03%
Airport revenue: 0.03%
Portland ME General Airport	5.00	7-1-2023	175,000	176,376
Maryland: 1.91%
Airport revenue: 0.48%
Maryland State Economic Development Corporation	4.00	7-1-2039	1,100,000	988,188
Maryland State Economic Development Corporation	4.00	7-1-2044	750,000	647,679
Maryland State Economic Development Corporation	5.00	7-1-2024	645,000	651,770
Maryland State Economic Development Corporation	5.00	7-1-2027	800,000	825,971
Maryland State Economic Development Corporation	5.00	7-1-2029	220,000	229,784
				3,343,392
Education revenue: 0.78%
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A	5.75	8-1-2033	1,000,000	1,002,710
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A	7.00	8-1-2046	1,500,000	1,557,486
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2018-A2	6.00	8-1-2048	2,825,000	2,822,197
				5,382,393
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.65%
Maryland HEFAR Adventist Healthcare Series 2021B	4.00%	1-1-2051	$ 5,000,000	$ 4,009,296
Maryland HEFAR Frederick Health System	4.00	7-1-2040	550,000	512,167
				4,521,463
				13,247,248
Massachusetts: 0.89%
Airport revenue: 0.30%
Massachusetts State Port Authority Revenue Bonds Series 2022-A	5.00	7-1-2041	2,000,000	2,093,604
Health revenue: 0.29%
Massachusetts State Development Finance Authority Revenue Bonds Series F	5.00	8-15-2045	2,000,000	2,020,407
Tax revenue: 0.30%
Massachusetts School Building Authority Series D	5.00	8-15-2037	2,000,000	2,078,232
				6,192,243
Michigan: 3.50%
Education revenue: 0.06%
Western Michigan University	5.25	11-15-2031	400,000	408,094
Health revenue: 0.15%
Michigan Finance Authority Hospital Revenue & Refunding Bonds Series 2015	5.00	11-15-2045	1,000,000	1,011,055
Miscellaneous revenue: 0.26%
Michigan Finance Authority Charter Company Wayne Criminal Justice Center Project	4.00	11-1-2048	2,000,000	1,831,478
Tax revenue: 0.58%
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2039	4,000,000	4,007,600
Water & sewer revenue: 2.45%
Great Lakes Michigan Water Authority Sewage Disposal System Series 2016-C	5.00	7-1-2036	3,560,000	3,723,880
Great Lakes Michigan Water Authority Water Supply System Series 2016-D	4.00	7-1-2032	4,000,000	4,095,813
Great Lakes Michigan Water Authority Water Supply System Series 2016-D (AGM Insured)	4.00	7-1-2033	4,000,000	4,113,339
Michigan Finance Authority Local Government Loan Program Series D	5.00	7-1-2030	4,000,000	4,099,591
Michigan Finance Authority Local Government Loan Program Series D4	5.00	7-1-2029	1,000,000	1,024,898
				17,057,521
				24,315,748
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  17

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Minnesota: 0.14%
Airport revenue: 0.10%
Minneapolis & St Paul MN Metropolitan Airports Commission Revenue Bonds Series 2022B	5.25%	1-1-2047	$ 650,000	$ 674,803
Education revenue: 0.04%
Independence MN Charter School Lease Series A	4.25	7-1-2026	300,000	290,169
				964,972
Mississippi: 0.58%
Miscellaneous revenue: 0.58%
Mississippi City of Jackson Convention Center Series A (Municipal Government Guaranty Insured)	5.00	3-1-2026	3,050,000	3,204,067
Mississippi Development Bank Special Obligation Bonds Series 2012A Jackson Water & Sewer System Project (AGM Insured)	5.00	9-1-2030	835,000	840,167
				4,044,234
Missouri: 0.73%
Miscellaneous revenue: 0.73%
Kansas City MO IDA Series B (AGM Insured)	5.00	3-1-2049	5,000,000	5,077,304
Nebraska: 0.30%
Utilities revenue: 0.30%
Central Plains Energy Nebraska Gas Project #1 (Royal Bank of Canada LIQ)	4.00	12-1-2049	2,080,000	2,074,575
Nevada: 0.91%
GO revenue: 0.85%
Clark County NV School District Limited Tax Building Series A (AGM Insured)	4.00	6-15-2040	750,000	739,345
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2035	2,000,000	2,029,935
Clark County NV Series A	5.00	5-1-2048	3,000,000	3,153,092
				5,922,372
Industrial development revenue: 0.06%
Clark County NV Southern California Edison Company Project	2.10	6-1-2031	500,000	402,769
				6,325,141
New Hampshire: 0.87%
Housing revenue: 0.27%
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	1,915,775	1,857,575
Water & sewer revenue: 0.60%
New Hampshire Business Authority Water Facility Pennichuck Water Works Incorporated Project Series A	5.00	1-1-2026	1,000,000	1,040,097
New Hampshire Business Authority Water Facility Pennichuck Water Works Incorporated Project Series A	5.00	1-1-2027	845,000	895,742
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
New Hampshire Business Authority Water Facility Pennichuck Water Works Incorporated Project Series A	5.00%	1-1-2028	$ 480,000	$ 508,824
New Hampshire Business Authority Water Facility Pennichuck Water Works Incorporated Project Series A	5.00	1-1-2028	1,690,000	1,757,765
				4,202,428
				6,060,003
New Jersey: 3.78%
Education revenue: 0.36%
Atlantic County NJ Improvement Authority Stockton University Series A (AGM Insured)	4.00	7-1-2041	530,000	499,162
New Jersey EDA	5.00	3-1-2027	160,000	160,438
New Jersey EDA Hatikvah International Academy Charter School Project Series A 144A	5.00	7-1-2027	500,000	491,139
New Jersey EDA Hatikvah International Academy Charter School Project Series A 144A	5.25	7-1-2037	1,500,000	1,353,066
				2,503,805
Housing revenue: 1.17%
New Jersey Housing and Mortgage Finance Agency Series B	3.30	10-1-2025	3,375,000	3,342,738
New Jersey Housing and Mortgage Finance Agency Series B	3.40	4-1-2026	3,405,000	3,325,387
New Jersey Housing and Mortgage Finance Agency Series B	3.45	10-1-2026	1,495,000	1,447,284
				8,115,409
Miscellaneous revenue: 0.30%
New Jersey EDA Transportation Project Bonds Portal North Bridge Project Series 2022A	5.25	11-1-2041	2,000,000	2,129,100
Tax revenue: 0.77%
New Jersey EDA Motor Vehicle Surcharge Unrefunded Bonds Series A (NPFGC Insured)	5.25	7-1-2026	205,000	217,365
New Jersey TTFA Series AA	4.00	6-15-2039	2,250,000	2,080,865
New Jersey TTFA Series AA	4.00	6-15-2045	2,000,000	1,746,511
New Jersey TTFA Series AA	5.00	6-15-2040	1,250,000	1,294,245
				5,338,986
Transportation revenue: 1.01%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	2,500,000	1,728,551
New Jersey TTFA Series A	4.00	6-15-2042	750,000	671,596
New Jersey TTFA Series A	5.00	6-15-2029	2,000,000	2,108,588
New Jersey TTFA Series AA	5.00	6-15-2045	1,500,000	1,510,272
South Jersey Transportation Authority Transportation System Revenue Bonds 2022 Series A	5.25	11-1-2052	1,000,000	1,014,939
				7,033,946
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  19

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.17%
New Jersey EDA Water Facilities Revenue Refunding Bonds AMT American Water Company Incorporated Project Series A	2.20%	10-1-2039	$ 1,350,000	$ 1,160,313
				26,281,559
New York: 6.26%
Airport revenue: 0.59%
New York Transportation Development Corporation Special Facility Revenue Terminal 4 JFK International Airport	5.00	12-1-2033	1,000,000	1,069,563
New York Transportation Development Corporation Special Facility Revenue Terminal 4 JFK International Airport	5.00	12-1-2034	2,000,000	2,123,501
Port Authority of New York and New Jersey Consolidated Series 221	4.00	7-15-2040	1,000,000	937,999
				4,131,063
Education revenue: 1.82%
City of Troy NY Capital Resource Corporation Revenue Refunding Bonds	4.00	9-1-2032	350,000	356,129
Hempstead NY Local Development Corporation Education Revenue Refunding Bond Academy Charter School Project	5.66	2-1-2044	4,585,000	4,420,907
Hempstead NY Local Development Corporation Evergreen Charter School Project Series 2022A	5.25	6-15-2042	1,500,000	1,474,839
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.45	2-1-2041	1,155,000	905,308
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.60	2-1-2051	1,915,000	1,410,954
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	3,500,000	3,574,041
Monroe County NY IDA Refunding Bond Monroe Community College Association (AGM Insured)	5.00	1-15-2038	500,000	509,205
				12,651,383
Health revenue: 0.24%
Broome County NY Local Development Corporation Revenue United Health Services Hospitals Incorporated Project (AGM Insured)	4.00	4-1-2038	1,250,000	1,205,741
Westchester County NY Local Development Corporation Purchase Senior Learning Community Incorporated 144A	2.88	7-1-2026	500,000	480,801
				1,686,542
Industrial development revenue: 0.80%
New York Liberty Development Corporation Refunding Bonds 4 World Trade Center Project	2.80	9-15-2069	1,000,000	894,848
New York Transportation Development Corporation Special Delta Air Lines Incorporated LaGuardia	5.00	1-1-2031	1,135,000	1,154,711
New York Transportation Development Corporation Special Facility AMT Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	10-1-2035	3,500,000	3,480,954
				5,530,513
Miscellaneous revenue: 0.10%
New York Western Regional Off Track Betting Corporation 144A	4.13	12-1-2041	1,000,000	721,895
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Tax revenue: 1.18%
New York Dormitory Authority Personal Income Tax Revenue Bonds Series 2019A	5.00%	3-15-2043	$ 2,350,000	$ 2,474,037
New York Dormitory Authority Series A	4.00	3-15-2042	1,500,000	1,437,562
New York Urban Development Corporation Series 2020C	4.00	3-15-2042	3,000,000	2,856,288
New York Urban Development Corporation Series 2020E	4.00	3-15-2043	1,500,000	1,418,640
				8,186,527
Transportation revenue: 1.18%
New York Metropolitan Transportation Authority Refunding Bond Subordinated Series C1	5.25	11-15-2031	3,000,000	3,080,269
New York Metropolitan Transportation Authority Series C	5.00	11-15-2034	3,000,000	3,061,715
New York Metropolitan Transportation Authority Series C	5.25	11-15-2030	2,000,000	2,054,056
				8,196,040
Water & sewer revenue: 0.35%
New York NY Municipal Water Finance Authority 2nd General Resolution Series FF	4.00	6-15-2041	2,545,000	2,447,874
				43,551,837
Ohio: 2.68%
Airport revenue: 0.31%
Port of Greater Cincinnati Development Authority	4.38	6-15-2056	2,340,000	2,152,284
Health revenue: 1.02%
Cleveland Cuyahoga County OH Port Authority Economic Development Center for Dialysis Care Project Series A	5.00	12-1-2037	2,700,000	2,734,861
Lucas County OH Hospital Revenue Promedica Healthcare Obligation	5.25	11-15-2048	750,000	653,308
Middleburg Heights OH Hospital Revenue Refunding Bonds Facilities Southwest General Health Center	4.00	8-1-2041	2,000,000	1,855,090
Montgomery County OH Hospital Revenue Refunding Bonds	4.00	11-15-2039	2,000,000	1,838,976
				7,082,235
Industrial development revenue: 0.27%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series A	2.88	2-1-2026	2,000,000	1,907,004
Miscellaneous revenue: 0.60%
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2035	2,000,000	2,038,542
Ohio Private Activity Bond Series A (AGM Insured)	5.00	12-31-2029	2,070,000	2,129,618
				4,168,160
Utilities revenue: 0.48%
Lancaster OH Port Authority Gas Supply Series A (Royal Bank of Canada LIQ)	5.00	8-1-2049	1,920,000	1,952,574
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Project Series 2019A	3.25	9-1-2029	1,500,000	1,375,105
				3,327,679
				18,637,362
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  21

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Oklahoma: 2.00%
Airport revenue: 0.86%
Oklahoma City OK Airport Trust AMT Junior Lien Thirty Third Series	5.00%	7-1-2037	$ 3,805,000	$ 3,922,522
Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.25	6-1-2048	2,000,000	2,057,455
				5,979,977
Miscellaneous revenue: 1.14%
Custer County OK EDA Series E	4.00	12-1-2031	3,250,000	3,382,666
Garfield County OK Educational Facilities Authority Enid Public Schools Project	5.00	9-1-2027	1,895,000	2,035,244
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2030	2,000,000	2,057,390
Pontotoc County OK Education Facilities Authority Ada Public Schools Project	4.00	9-1-2040	500,000	460,317
				7,935,617
				13,915,594
Oregon: 0.41%
Health revenue: 0.41%
Medford OR Hospital Facilities Authority Revenue Refunding Asante Projects Series A	5.00	8-15-2045	2,750,000	2,864,799
Pennsylvania: 6.48%
Airport revenue: 1.15%
Allegheny County PA Airport Authority Series 2021A (AGM Insured)	4.00	1-1-2046	3,715,000	3,303,981
Philadelphia PA Airport Revenue Bond Series 2020C	4.00	7-1-2036	1,630,000	1,552,131
Philadelphia PA Airport Revenue Bond Series 2020C	4.00	7-1-2040	655,000	604,737
Philadelphia PA Airport Revenue Bond Series B	5.00	7-1-2042	2,500,000	2,533,994
				7,994,843
Education revenue: 0.61%
Allegheny County PA IDA Propel Charter School Sunrise Project	5.25	7-15-2023	90,000	90,659
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project Millersville University	5.00	7-1-2023	760,000	766,977
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	1,000,000	1,041,460
Philadelphia PA IDA Southwest Leadership Academy Series A	6.47	11-1-2037	2,490,000	2,329,980
				4,229,076
GO revenue: 1.04%
Armstrong PA School District Series A (BAM Insured)	4.00	3-15-2037	1,000,000	1,011,265
Philadelphia PA Refunding Bond Series A	5.25	7-15-2033	1,010,000	1,034,653
Philadelphia PA School District Series F	5.00	9-1-2036	3,000,000	3,109,885
Philadelphia PA School District Series F	5.00	9-1-2037	1,000,000	1,033,183
Philadelphia PA School District Unrefunded Bond Series F	5.00	9-1-2030	1,000,000	1,060,071
				7,249,057
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.64%
Bucks County PA IDA Hospital Revenue	4.00%	8-15-2035	$ 450,000	$ 451,856
Bucks County PA IDA Hospital Revenue	4.00	8-15-2036	900,000	894,857
Bucks County PA IDA Hospital Revenue	4.00	8-15-2037	2,285,000	2,249,767
Pennsylvania EDFA University of Pittsburgh Medical Center Series A-1	4.00	4-15-2045	1,000,000	887,682
				4,484,162
Industrial development revenue: 0.73%
Pennsylvania EDFA Bridges FinCo LP	5.00	12-31-2034	5,000,000	5,057,689
Miscellaneous revenue: 1.30%
Philadelphia PA IDA	5.00	12-1-2037	1,500,000	1,567,955
Philadelphia PA Municipal Authority Revenue Refunding Bond City Agreement Juvenile Justice Services Center	5.00	4-1-2033	2,355,000	2,549,913
Philadelphia PA Public School Building Authority Prerefunded Bond Series A	5.00	6-1-2036	190,000	206,134
State Public School Building Authority Project Series 2016-A	5.00	6-1-2036	4,525,000	4,706,073
				9,030,075
Tax revenue: 0.33%
Pennsylvania Turnpike Commission Series B	5.00	12-1-2043	1,115,000	1,165,477
Southeastern Pennsylvania Transportation Authority Series 2022	5.25	6-1-2047	1,000,000	1,096,831
				2,262,308
Transportation revenue: 0.68%
Lancaster PA Parking Authority Series A (BAM Insured)	4.00	9-1-2041	1,500,000	1,486,810
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,000,000	1,033,584
Pennsylvania Turnpike Commission Subordinate Bond Series A	4.00	12-1-2045	1,000,000	926,632
Pennsylvania Turnpike Commission Subordinate Bond Series E	6.38	12-1-2038	1,150,000	1,299,037
				4,746,063
				45,053,273
South Carolina: 0.10%
Resource recovery revenue: 0.10%
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A†	6.00	2-1-2035	1,500,000	600,000
South Carolina Jobs EDA Solid Waste Disposal RePower South Berkeley LLC Green Bond †	8.00	12-6-2029	115,000	93,793
				693,793
Tennessee: 0.72%
Utilities revenue: 0.72%
Tennergy Corporation Tennessee Gas Supply Series A	4.00	12-1-2051	4,050,000	3,958,041
Tennergy Corporation Tennessee Gas Supply Series A	5.50	10-1-2053	1,000,000	1,057,890
				5,015,931
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  23

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Texas: 6.48%
Airport revenue: 0.71%
Austin TX Airport System AMT	5.00%	11-15-2044	$ 2,500,000	$ 2,499,963
Port of Houston TX Series 2021	4.00	10-1-2039	2,500,000	2,456,105
				4,956,068
Education revenue: 1.35%
Arlington TX Higher Education Finance Corporation Revenue Bonds Series 2022A 144A	6.00	2-15-2042	250,000	239,572
Arlington TX Higher Education Finance Corporation Universal Academy Project Series A	7.13	3-1-2044	1,250,000	1,271,246
Clifton TX Higher Education Finance Corporation International Leadership Series A	5.75	8-15-2038	1,000,000	1,009,571
Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.00	8-15-2038	2,500,000	2,545,073
Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.13	8-15-2048	2,250,000	2,283,097
Clifton TX Higher Educational Finance Corporation International Leadership Series A	5.50	8-15-2035	2,000,000	2,012,424
				9,360,983
GO revenue: 0.82%
El Paso County TX Hospital District	5.00	8-15-2029	1,555,000	1,569,072
Palestine TX Certificates of Obligation (AGM Insured)	4.00	2-15-2051	3,625,000	3,272,007
Port Isabel TX Series 2019 144A	5.10	2-15-2049	485,000	489,874
Temple TX College District Series 2021	3.00	7-1-2027	400,000	403,421
				5,734,374
Resource recovery revenue: 1.44%
Port Corpus Christi Solid Waste Disposal Revenue Bonds Series 2002A 144Aø	3.90	7-1-2029	10,000,000	10,000,000
Tax revenue: 0.16%
Old Spanish Trail Alameda Corridors RDA (BAM Insured)	4.00	9-1-2035	1,070,000	1,113,342
Transportation revenue: 0.75%
Central Texas Regional Mobility Authority Revenue Refunding Senior Lien Series B	4.00	1-1-2038	550,000	530,781
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2049	1,000,000	1,026,284
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	4.00	12-31-2037	2,500,000	2,302,717
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00	12-31-2038	1,300,000	1,324,015
				5,183,797
Utilities revenue: 1.06%
Lower Colorado TX River Authority Series A (AGM Insured)	4.00	5-15-2040	7,500,000	7,353,707
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.19%
Upper Trinity TX Regional Water District (BAM Insured)	5.00%	8-1-2028	$ 750,000	$ 799,085
Upper Trinity TX Regional Water District (BAM Insured)	5.00	8-1-2029	500,000	531,871
				1,330,956
				45,033,227
Utah: 1.34%
Airport revenue: 0.29%
Salt Lake City UT AMT Series A	5.00	7-1-2043	1,000,000	1,028,103
Salt Lake City UT AMT Series A	5.25	7-1-2048	1,000,000	1,023,320
				2,051,423
Education revenue: 1.05%
Utah Charter School Finance Authority Christian School Early Light Academy Project 144A	4.50	7-15-2027	510,000	493,350
Utah Charter School Finance Authority Freedom Academy Foundation Project 144A	5.25	6-15-2037	3,000,000	2,871,052
Utah Charter School Finance Authority Refunding Bond Freedom Academy Foundation Project 144A	5.38	6-15-2048	1,500,000	1,369,311
Utah Charter School Finance Authority Refunding Bond Summit Academy Incorporated Series A (Charter School Credit Enhancement Insured)	5.00	4-15-2039	1,550,000	1,610,269
Utah Charter School Finance Authority Wallace Stegner Academy Project 144A	3.63	6-15-2029	370,000	336,328
Utah Charter School Finance Authority Wallace Stegner Academy Project 144A	5.00	6-15-2039	675,000	616,892
				7,297,202
				9,348,625
Virginia: 0.11%
Health revenue: 0.05%
Roanoke VA EDA Residential Care Facility Revenue Richfield Living	5.00	9-1-2050	500,000	322,672
Transportation revenue: 0.06%
Virginia Small Business Financing Authority Series 2022	4.00	1-1-2040	500,000	446,609
				769,281
Washington: 2.73%
Airport revenue: 1.19%
Port of Seattle WA AMT Intermediate Lien	4.00	4-1-2044	3,500,000	3,104,709
Port of Seattle WA AMT Intermediate Lien	5.00	4-1-2044	3,000,000	3,074,501
Port of Seattle WA AMT Intermediate Lien	5.00	8-1-2046	1,000,000	1,028,061
Port of Seattle WA AMT Intermediate Lien Revenue and Refunding Bonds Series 2022B	5.00	8-1-2047	1,000,000	1,028,777
				8,236,048
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  25

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.90%
King County WA Public Hospital District #1 Series 2016	5.00%	12-1-2036	$ 475,000	$ 495,935
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2035	5,500,000	5,760,733
				6,256,668
Health revenue: 0.64%
Washington HCFR Authority Catholic Health Initiatives Series 2013B-2 (SIFMA Municipal Swap +1.40%) ±	5.06	1-1-2035	2,000,000	2,008,711
Washington HCFR Authority Catholic Health Initiatives Series A	5.00	1-1-2029	1,300,000	1,373,948
Washington HCFR Authority Seattle Cancer Care Alliance Series A	5.00	9-1-2036	365,000	386,436
Washington HCFR Authority Seattle Cancer Care Alliance Series A	5.00	9-1-2037	670,000	705,591
				4,474,686
				18,967,402
Wisconsin: 6.56%
Airport revenue: 0.36%
Wisconsin PFA Airport Facilities Series C	5.00	7-1-2042	2,585,000	2,494,230
Education revenue: 2.21%
Wisconsin PFA Carolina International School Series A 144A	7.20	8-1-2048	1,000,000	1,009,319
Wisconsin PFA Educational Revenue Series 2021A 144A	4.00	7-1-2041	3,895,000	2,896,869
Wisconsin PFA Hotel/Conference Center Series 2021A 144A	4.00	9-1-2041	2,000,000	1,654,333
Wisconsin PFA Lease Development University of Kansas Campus Development Project	5.00	3-1-2046	4,500,000	4,687,491
Wisconsin PFA Pine Lake Preparatory 144A	4.95	3-1-2030	1,370,000	1,384,578
Wisconsin PFA Research Triangle High School Project Series 2015-A 144A	5.63	7-1-2045	1,790,000	1,796,371
Wisconsin PFA Research Triangle High School Project Series A 144A	4.38	7-1-2025	235,000	233,114
Wisconsin PFA Research Triangle High School Project Series A 144A	5.38	7-1-2035	1,730,000	1,734,980
				15,397,055
Health revenue: 2.33%
Wisconsin HEFA Revenue Bellin Memorial Hospital Series 2022	5.00	12-1-2037	500,000	535,003
Wisconsin HEFA Revenue Bellin Memorial Hospital Series 2022	5.00	12-1-2038	685,000	727,932
Wisconsin HEFA Revenue Bellin Memorial Hospital Series 2022	5.25	12-1-2048	1,000,000	1,052,656
Wisconsin HEFA Revenue Marshfield Clinic Health System (AGM Insured)	4.00	2-15-2034	700,000	710,130
Wisconsin HEFA Revenue Marshfield Clinic Health System (AGM Insured)	4.00	2-15-2035	500,000	503,003
Wisconsin HEFA Revenue Marshfield Clinic Health System (AGM Insured)	4.00	2-15-2036	600,000	598,907
Wisconsin HEFA Revenue Marshfield Clinic Health System (AGM Insured)	4.00	2-15-2037	550,000	541,733
Wisconsin HEFA Revenue Rogers Memorial Hospital Incorporated Series B	5.00	7-1-2038	750,000	767,363
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series A	5.00%	7-1-2044	$ 1,050,000	$ 1,063,490
Wisconsin HEFA Series 2021B	4.00	9-15-2036	525,000	461,903
Wisconsin HEFA Series 2021B	4.00	9-15-2041	510,000	429,766
Wisconsin PFA Series A	4.00	10-1-2049	10,000,000	8,781,853
				16,173,739
Industrial development revenue: 0.20%
Wisconsin PFA Series 2022A 144A	5.50	2-1-2042	1,500,000	1,383,271
Miscellaneous revenue: 0.34%
Wisconsin PFA Capital Improvements Series 2018	5.00	7-1-2041	2,280,000	2,394,660
Tax revenue: 1.12%
Mount Pleasant WI Series A	5.00	4-1-2043	5,000,000	5,263,504
Mount Pleasant WI Series A	5.00	4-1-2048	330,000	341,620
Mount Pleasant WI Series A	5.00	4-1-2048	2,090,000	2,153,685
				7,758,809
				45,601,764
Total Municipal obligations (Cost $672,376,304)				633,912,186

		Yield	Shares
Short-term investments: 7.35%
Investment companies: 7.35%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞##		3.56	51,083,419	51,093,636
Total Short-term investments (Cost $51,095,155)				51,093,636
Total investments in securities (Cost $723,471,459)	98.54%			685,005,822
Other assets and liabilities, net	1.46			10,146,663
Total net assets	100.00%			$695,152,485

±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
†	Non-income-earning security
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  27

Portfolio of investments—December 31, 2022

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
NPFGC	National Public Finance Guarantee Corporation
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$11,666,359	$314,892,632	$(275,458,185)	$(3,300)	$(3,870)	$51,093,636	51,083,419	$217,654
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Managed Account

Statement of assets and liabilities—December 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $672,376,304)	$ 633,912,186
Investments in affiliated securities, at value (cost $51,095,155)	51,093,636
Receivable for interest	8,529,427
Receivable for Fund shares sold	4,829,929
Receivable for investments sold	90,000
Receivable from manager	5,215
Prepaid expenses and other assets	187,860
Total assets	698,648,253
Liabilities
Dividends payable	2,219,903
Payable for Fund shares redeemed	908,853
Payable for when-issued transactions	365,456
Overdraft due to custodian bank	1,556
Total liabilities	3,495,768
Total net assets	$695,152,485
Net assets consist of
Paid-in capital	$ 755,642,756
Total distributable loss	(60,490,271)
Total net assets	$695,152,485
Computation of net asset value per share
Net assets	$ 695,152,485
Share outstanding [1]	63,254,128
Net asset value per share	$10.99
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  29

Statement of operations—year ended December 31, 2022

Investment income
Interest	$ 25,580,252
Income from affiliated securities	217,654
Total investment income	25,797,906
Expenses
Custody and accounting fees	34,238
Professional fees	73,743
Registration fees	48,072
Shareholder report expenses	20,384
Trustees’ fees and expenses	21,605
Other fees and expenses	21,425
Total expenses	219,467
Less: Fee waivers and/or expense reimbursements	(219,467)
Net expenses	0
Net investment income	25,797,906
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(6,792,900)
Affiliated securities	(3,300)
Net realized losses on investments	(6,796,200)
Net change in unrealized gains (losses) on
Unaffiliated securities	(93,647,418)
Affiliated securities	(3,870)
Net change in unrealized gains (losses) on investments	(93,651,288)
Net realized and unrealized gains (losses) on investments	(100,447,488)
Net decrease in net assets resulting from operations	$ (74,649,582)
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Managed Account

Statement of changes in net assets

	Year ended December 31, 2022		Year ended December 31, 2021
Operations
Net investment income		$ 25,797,906		$ 27,397,595
Net realized gains (losses) on investments		(6,796,200)		845,801
Net change in unrealized gains (losses) on investments		(93,651,288)		(3,959,276)
Net increase (decrease) in net assets resulting from operations		(74,649,582)		24,284,120
Distributions to shareholders from
Net investment income and net realized gains		(25,799,892)		(27,407,495)
Capital share transactions	Shares		Shares
Proceeds from shares sold	27,070,768	302,420,197	16,917,397	211,011,034
Payment for shares redeemed	(35,345,356)	(395,546,547)	(15,061,995)	(187,730,732)
Net increase (decrease) in net assets resulting from capital share transactions		(93,126,350)		23,280,302
Total increase (decrease) in net assets		(193,575,824)		20,156,927
Net assets
Beginning of period		888,728,309		868,571,382
End of period		$ 695,152,485		$ 888,728,309
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  31

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.42	$12.47	$12.36	$11.79	$11.91
Net investment income	0.39	0.39	0.40	0.41	0.43
Net realized and unrealized gains (losses) on investments	(1.43)	(0.05)	0.11	0.57	(0.13)
Total from investment operations	(1.04)	0.34	0.51	0.98	0.30
Distributions to shareholders from
Net investment income	(0.39)	(0.39)	(0.40)	(0.41)	(0.42)
Net asset value, end of period	$10.99	$12.42	$12.47	$12.36	$11.79
Total return	(8.37)%	2.73%	4.19%	8.42%	2.63%
Ratios to average net assets (annualized)
Gross expenses	0.03%	0.02%	0.03%	0.02%	0.03%
Net expenses	0.00% [1]	0.00% [1]	0.00% [1]	0.00% [1]	0.00% [1]
Net investment income	3.47%	3.10%	3.23%	3.37%	3.62%
Supplemental data
Portfolio turnover rate	14%	9%	19%	7%	28%
Net assets, end of period (000s omitted)	$695,152	$888,728	$868,571	$858,102	$656,446

[1]	The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and others expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Managed Account

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Account CoreBuilder Shares - Series M (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose municipal bond fund that is used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than small managed accounts might otherwise achieve.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated

Allspring Managed Account  |  33

Notes to financial statements
at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2022, the aggregate cost of all investments for federal income tax purposes was $723,659,799 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 3,110,373
Gross unrealized losses	(41,764,350)
Net unrealized losses	$(38,653,977)
As of December 31, 2022, the Fund had capital loss carryforwards which consisted of $12,231,286 in short-term capital losses and $9,786,674 in long-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 633,912,186	$0	$ 633,912,186
Short-term investments
Investment companies	51,093,636	0	0	51,093,636
Total assets	$51,093,636	$633,912,186	$0	$685,005,822
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2022, the Fund did not have any transfers into/out of Level 3.

34  |  Allspring Managed Account

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment management contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Allspring Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Allspring Funds Management pays Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Allspring Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $17,500,000, $27,562,300 and $18,969 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended December 31, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2022 were $99,104,696 and $252,688,063, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $25,799,892 and $27,407,495 of tax-exempt income for the years ended December 31, 2022 and December 31, 2021, respectively.
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$2,401,569	$(38,653,977)	$(22,017,960)
8. CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of December 31, 2022, two unaffiliated shareholders owned in aggregate 52% of the Fund.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of

Allspring Managed Account  |  35

Notes to financial statements
business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

36  |  Allspring Managed Account

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Account CoreBuilder Shares - Series M (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 27, 2023

Allspring Managed Account  |  37

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended December 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-877-9275, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

38  |  Allspring Managed Account

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Managed Account  |  39

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40  |  Allspring Managed Account

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Managed Account  |  41

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
Attn: Managed Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: allspringglobal.com
Telephone: 1-888-877-9275
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-888-877-9275 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052023-0vrhngrl 02-23
AR4901 12-22

Annual Report
December 31, 2022
Allspring Managed Account
■	Allspring Managed Account CoreBuilder® Shares – Series SM

The views expressed and any forward-looking statements are as of December 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Managed Account  |  1

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Adrian Van Poppel, Nicholos Venditti
Average annual total returns (%) as of December 31, 2022
				Expense ratios[1] (%)
	Inception date	1 year	Since inception	Gross	Net [2]
Allspring Managed Account CoreBuilder Shares - Series SM (WFCSX)	5-26-2021	-9.00	-5.77	0.87	0.00
Bloomberg Municipal Bond Index[3]	–	-8.53	-4.98 ¤	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-888-877-9275.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
¤	Based on the Fund's inception date.
[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
[3]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax. Any capital gains distributions may be taxable.
CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Allspring Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Investing in environmental, social, and governance (ESG) carries the risk that, under certain market conditions, the investments may underperform products that invest in a broader array of investments. In addition, some ESG investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. The ESG sector also may have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market. Investing primarily in responsible investments carries the risk that, under certain market conditions, an investment may underperform funds that do not use a responsible investment strategy.

2  |  Allspring Managed Account

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20221
[1]	The chart compares the performance of the Fund since inception with the Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.
Please remember that shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management, LLC has an agreement to serve as investment adviser or subadviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker/dealer) or directly with the client.

Allspring Managed Account  |  3

Performance highlights (unaudited)

4  |  Allspring Managed Account

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the Bloomberg Municipal Bond Index for the 12-month period that ended December 31, 2022.
■	The Fund’s credit-quality profile detracted from performance. The Fund was overweight A and BBB category bonds, which were among the weakest performers with higher-grade bonds (AAA-rated and AA-rated) outperforming. An overweight to the weakest long bond maturity segment also detracted.
■	Contributors to performance included a defensive duration position with rates increasing over the period; a small out-of-benchmark exposure to nonrated bonds, which outperformed the market; and an underweight to housing, the weakest-performing sector. An overweight to premium-coupon bonds also helped as lower-coupon bonds underperformed for the period.
Market review
The period began with U.S. equity and fixed income markets turning negative as investors grappled with record-high inflation, rising interest rates, and geopolitical unrest. Annualized real gross domestic product growth remained positive earlier in the period. However, economic headwinds and the inversion of the U.S. Treasury yield curve sparked recessionary concerns among investors, which continued throughout the period.
U.S. inflation climbed above 7.5% in March, the highest level in 40 years, as rising energy prices, strong consumer demand, and ongoing supply constraints continued to drive consumer prices higher. The U.S. Consumer Price Index* rose 7.1% year over year in November—the lowest reading in the past year and well below the 9.1% peak reached in June. Record increases in food, energy, and health care over the past 12 months contributed to the gain, according to the U.S. Bureau of Labor Statistics.
The Federal Open Market Committee concluded its asset purchase program and raised the overnight lending rate 25 basis points (bps; 100 bps equal 1.00%) in March—the first of seven increases for the period, which ultimately ended with a target level of 4.25% to 4.50%.
The municipal bond market suffered its worst quarter in four decades, losing over 6% in the first three months of 2022 as inflation concerns and rising U.S. Treasury yields prompted an investor sell-off. The Bloomberg Municipal Bond Index was down 8.53% for the entire period. Demand turned negative and investors withdrew a record $122 billion of assets from municipal mutual funds and exchange-traded funds. Municipal-to-Treasury ratios fell from their historically expensive levels during the period but ended the period with a year-end rally.
Municipal supply was lower than expected in 2022. Full-year new issuance was roughly $370 billion, nearly 25% less than in 2021. This lack of supply forced market participants into the secondary market for bonds and contributed to recent municipal strong performance as the period ended.
Credit quality as of December 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Municipal fundamentals remained strong, supported by fiscal stimulus that continues to wind its way through to the real economy. Municipal credit spreads widened in 2022, but they

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index

Allspring Managed Account  |  5

Performance highlights (unaudited)
have still not hit their trailing averages. Even as fundamentals remain strong, additional widening may be seen before credit spreads stabilize.
The Russian invasion of Ukraine roiled capital markets, most notably in the energy and commodities sectors. However, the direct impact of the conflict in the municipal market was modest.
The U.S. labor market remained relatively strong, with a low 3.7% unemployment rate, signaling that parts of the economy are still expanding. Internationally, a eurozone recession began to take hold at period-end as countries headed into the winter months facing an energy supply crisis perpetuated by the ongoing Russia/Ukraine war.
We used our environmental, social, and governance impact framework to source bonds that provide positive impact. Certain revenue sectors are more in alignment with green and social bond principals, which resulted in overweights to the hospital and education sectors. Conversely, there is less alignment in the airport and state general obligation (GO) sectors, which resulted in an underweight or no exposure. Overall, the Fund ended the period with a material overweight to revenue bonds and an underweight to GO bonds. Washington, Pennsylvania, New Jersey, and Maryland were overweight state positions. We positioned the Fund with a slightly short to neutral duration profile and targeted purchases in the steeper parts of the yield curve. The Fund ended the period overweight the 3- to 7-year maturity segment and the long bond (20-plus-year) segment and underweight the 10- to 20-year maturity segment.
Effective maturity distribution as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Overweights to A-rated and BBB-rated bonds detracted from performance.
An overweight to the weakest-performing BBB-rated segment and second-weakest A-rated segment detracted from performance. Lack of exposure to the highest-rated segment and an underweight to AA-rated bonds hurt performance as investors embarked upon a flight-to-quality trade amid interest rate volatility. The overweight to the 3- to 7-year maturity segment contributed to performance while the overweight to the long-bond segment detracted. The Fund’s overweight to revenue bonds detracted, with the health care and education subsector overweights underperforming the benchmark.
A strong technical backdrop and a return to municipal demand may benefit municipal bond returns.
Absent a significant increase in Treasury rates, municipal bonds should benefit in the first couple of months of the year from the strong technical backdrop with limited tax-exempt supply and increased demand. We expect demand for municipals to return with the increase in yields and the favorable credit and higher recovery rates compared with other fixed income asset classes. We also expect the extraordinary fiscal support provided to municipals to provide credit support, but we realize spreads could widen if the U.S. enters a recession.
We expect the Federal Reserve to continue to raise rates in the first half of 2023, with the number of rate hikes largely driven by inflation data. A pause in federal fund rate increases could occur in the latter half of the year. Municipals tend to outperform other fixed income asset classes in a rising-rate environment, and we expect that to continue. Municipal market returns tend to bounce back after negative-return years. However, actual returns will largely be dependent on investor demand and the economic outlook, with a recession being a real risk. Security selection and sector rotation will continue to be keys in driving returns for 2023 as we navigate municipal-to-Treasury ratios, wider credit spreads, and a potentially volatile rates market. We expect to continue to source value in lower-rated bonds when appropriate, but the mid-investment-grade segment offers value as yields have adjusted higher.

6  |  Allspring Managed Account

Fund expenses (unaudited)
As a shareholder of the Fund, you incur and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 7-1-2022	Ending account value 12-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$1,004.93	$0.00 *	0.00% *
Hypothetical (5% return before expenses)	$1,000.00	$1,025.21	$0.00 *	0.00% *
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).
*  Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

Allspring Managed Account  |  7

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 98.63%
Arizona: 6.73%
Education revenue: 3.47%
Arizona IDA Education Revenue Kipp NYC Public Charter Schools	5.00%	7-1-2027	$ 60,000	$ 62,747
Arizona IDA Education Revenue Kipp NYC Public Charter Schools	5.00	7-1-2028	60,000	63,131
Arizona IDA Education Revenue Kipp NYC Public Charter Schools	5.00	7-1-2029	65,000	68,646
Arizona IDA Education Revenue Kipp NYC Public Charter Schools	5.00	7-1-2030	65,000	68,841
Arizona IDA Education Revenue Kipp NYC Public Charter Schools	5.00	7-1-2031	70,000	74,381
Arizona IDA Education Revenue Kipp NYC Public Charter Schools	5.00	7-1-2032	325,000	343,695
Arizona IDA Education Revenue Refunding Bond Doral Academy Northern Nevada Series A 144A	4.00	7-15-2027	125,000	120,772
				802,213
Health revenue: 3.26%
Arizona IDA Hospital Revenue Phoenix Children's Hospital Series A	5.00	2-1-2024	300,000	306,213
Maricopa County AZ IDA HonorHealth Project Series A	4.00	9-1-2051	500,000	445,361
				751,574
				1,553,787
California: 2.73%
Utilities revenue: 2.73%
California Community Choice Financing Authority Clean Energy Project Revenue Series B 2 Green Buildings (SIFMA Municipal Swap +0.45%) ±	4.11	2-1-2052	700,000	631,839
Colorado: 1.89%
Education revenue: 1.89%
Colorado Board of Trustees School of Mines Institutional Enterprise Revenue Bonds Series 2022B (AGM Insured)	5.25	12-1-2052	300,000	321,179
Colorado ECFA Charter School New Summit Charter Academy 144A	4.00	7-1-2031	125,000	114,404
				435,583
Connecticut: 4.62%
Education revenue: 0.58%
Connecticut HEFA Trinity College Series S	5.00	6-1-2029	120,000	133,015
Health revenue: 4.04%
Connecticut HEFA Hartford Healthcare Series A	5.00	7-1-2025	725,000	754,839
Connecticut HEFA Stamford Hospital Series M	5.00	7-1-2024	175,000	178,435
				933,274
				1,066,289

8  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Florida: 3.80%
Education revenue: 0.36%
Florida Development Finance Corporation Global Outreach Charter Project 144A	4.00%	6-30-2056	$ 125,000	$ 82,936
Health revenue: 3.44%
Florida Development Finance Corporation HCFR Lakeland Regional Health System	5.00	11-15-2026	750,000	796,001
				878,937
Georgia: 1.39%
Education revenue: 0.95%
Georgia Private College & University Authority Mercer University Project	5.00	10-1-2028	200,000	218,900
Utilities revenue: 0.44%
Municipal Electric Authority Georgia Plant Vogtle Units 3 & 4 Project Series A	5.00	1-1-2024	100,000	101,705
				320,605
Illinois: 4.05%
Education revenue: 1.11%
Illinois Finance Authority Revenue Acero Charter Schools Incorporated 144A	4.00	10-1-2035	125,000	107,049
Illinois Finance Authority Revenue LEARN Charter School Project	4.00	11-1-2027	150,000	150,638
				257,687
Miscellaneous revenue: 2.94%
Chicago IL Transit Authority Federal Transit Administration Capital Grant Receipts	5.00	6-1-2029	625,000	679,159
				936,846
Indiana: 5.04%
Health revenue: 3.37%
Indiana Finance Authority Hospital Revenue Reid Health Series 2022 (AGM Insured)	5.00	1-1-2041	725,000	777,509
Water & sewer revenue: 1.67%
Indiana Finance Authority Wastewater Utility Revenue First Lien Communications Workers of America Authority Project Series A	5.00	10-1-2023	380,000	385,755
				1,163,264
Kentucky: 0.93%
Health revenue: 0.93%
Hazard KY Appalachian Regional Healthcare Revenue	4.00	7-1-2051	250,000	215,040
Louisiana: 2.05%
Education revenue: 2.05%
Louisiana Public Facilities Authority Refunding Bonds Loyola University Project	4.00	10-1-2051	575,000	472,801

Allspring Managed Account  |  9

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Maryland: 3.66%
Education revenue: 1.11%
Prince Georges County MD Chesapeake Lighthouse Foundation 144A	6.50%	8-1-2035	$ 250,000	$ 256,434
Housing revenue: 0.84%
Maryland CDA Department of Housing & Community Multifamily Development Woodside Gardens Series A 144A	1.33	1-1-2024	200,000	193,430
Transportation revenue: 1.71%
Maryland Economic Development Corporation Private Activity Revenue Bonds Series B	5.25	6-30-2055	400,000	395,431
				845,295
Massachusetts: 1.67%
Education revenue: 0.58%
Massachusetts Development Finance Agency Revenue Simmons Collateral Series H (AGC Insured)	5.25	10-1-2033	125,000	134,115
Health revenue: 1.09%
Massachusetts Development Finance Agency Revenue Bonds Boston Medical Center Issue Series D	5.00	7-1-2044	250,000	251,234
				385,349
Michigan: 6.30%
Education revenue: 2.20%
Central Michigan University General Revenue	5.00	10-1-2026	175,000	186,943
Universal Academy Michigan Public School Revenue Refunding Bond	2.00	12-1-2026	340,000	321,040
				507,983
GO revenue: 4.10%
Redford MI Union School District # 1 Series 1 (Qualified School Board Loan Fund Insured)	5.00	11-1-2029	845,000	947,318
				1,455,301
Mississippi: 1.25%
Miscellaneous revenue: 1.25%
Mississippi Development Bank Special Obligation Gulfport Mississippi Public Improvement Project	5.00	9-1-2023	285,000	288,724
Missouri: 0.67%
Health revenue: 0.67%
Missouri HEFA Lake Regional Health System	5.00	2-15-2025	150,000	153,913
New Hampshire: 2.34%
Health revenue: 2.34%
New Hampshire HEFA Concord Hospital Project Series A	5.00	10-1-2028	500,000	540,976
New Jersey: 6.06%
Miscellaneous revenue: 3.25%
New Jersey EDA School Facilities Construction Series Q	4.00	6-15-2034	750,000	752,300

10  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 2.81%
New Jersey Transportation Trust Fund CAB Transportation System Series A ¤	0.00%	12-15-2032	$ 215,000	$ 141,425
South Jersey Transportation Authority Transportation System Revenue Bonds 2022 Series A	5.25	11-1-2052	500,000	507,469
				648,894
				1,401,194
New York: 8.57%
Education revenue: 4.98%
Build New York City Resource Corporation Academic Leadership Charter Project	4.00	6-15-2036	400,000	369,213
Build New York City Resource Corporation New World Preparatory Charter School Project	4.00	6-15-2031	300,000	280,708
New York Dormitory Authority Revenues Non Fordham University Series A	5.00	7-1-2041	285,000	293,436
Saint Lawrence County NY IDA Civic Development Corporation Clarkson University Project Series A	5.00	9-1-2040	100,000	103,579
Saint Lawrence County NY IDA Civic Development Corporation Clarkson University Project Series A	5.00	9-1-2041	100,000	103,462
				1,150,398
Transportation revenue: 1.80%
Metropolitan Transportation Authority Revenue Transportation Climate Bond Certified	4.00	11-15-2047	500,000	415,145
Water & sewer revenue: 1.79%
Buffalo NY Sewer Authority Green Bonds (BAM Insured)	5.00	6-15-2031	175,000	196,509
Western Nassau County NY Water Authority Series A Green Bonds	4.00	4-1-2041	225,000	217,118
				413,627
				1,979,170
North Carolina: 3.60%
Education revenue: 1.60%
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Refunding Bond Campbell University Series A	5.00	10-1-2027	350,000	369,744
Miscellaneous revenue: 2.00%
Fayetteville State University Revenue Refunding Bond Limited Obligation Student Housing Project (AGM Insured)	5.00	4-1-2025	445,000	462,812
				832,556
North Dakota: 2.31%
Health revenue: 1.20%
Grand Forks ND Health Care System Revenue Altru Health System	5.00	12-1-2024	270,000	277,321

Allspring Managed Account  |  11

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 1.11%
University of North Dakota Certificates of Participation Housing Infrastructure Project Series A (AGM Insured)	5.00%	6-1-2024	$ 250,000	$ 256,943
				534,264
Ohio: 1.73%
Education revenue: 0.89%
Northeast Ohio Medical University General Receipts Refunding Bond Series B (BAM Insured)	5.00	12-1-2023	100,000	101,649
Northeast Ohio Medical University General Receipts Refunding Bond Series B (BAM Insured)	5.00	12-1-2024	100,000	103,724
				205,373
Housing revenue: 0.84%
Columbus OH Metropolitan Housing Authority General Revenue Bonds	1.00	8-1-2024	200,000	193,197
				398,570
Oklahoma: 3.18%
Transportation revenue: 3.18%
Oklahoma Turnpike Authority Second Senior Revenue Bonds Series C	5.00	1-1-2047	705,000	735,152
Pennsylvania: 10.66%
Education revenue: 3.82%
Montgomery County PA IDA Germantown Academy Project	4.00	10-1-2046	400,000	324,627
Pennsylvania HEFAR Drexel University	5.00	5-1-2026	445,000	472,191
Pennsylvania HEFAR Widener University Series A	4.00	7-15-2046	100,000	84,662
				881,480
Health revenue: 3.10%
Lehigh County PA General Purpose Authority Revenues Good Shepherd Group Series A	4.00	11-1-2027	700,000	716,591
Transportation revenue: 3.74%
Pennsylvania Turnpike Commission Subordinated Revenue Refunding Bonds	5.00	6-1-2028	275,000	289,856
Pennsylvania Turnpike Commission Subordinated Revenue Refunding Bonds Series B-1	5.00	6-1-2030	535,000	574,830
				864,686
				2,462,757
Rhode Island: 2.60%
Education revenue: 2.60%
Rhode Island HEFA Providence College Project Series A	4.00	11-1-2050	645,000	601,747
Texas: 2.79%
Education revenue: 1.96%
Odessa College District Revenue Consolidated Fund (AGM Insured)	4.00	7-1-2025	440,000	452,421

12  |  Allspring Managed Account

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.83%
Upper Trinity Regional Water District Regional Treated Water Supply Project (BAM Insured)	4.00%	8-1-2038	$ 200,000	$ 192,581
				645,002
Washington: 6.12%
Health revenue: 4.41%
Washington Health Care Facilities Authority Revenue Bonds Series 2020	5.00	9-1-2050	1,000,000	1,020,276
Housing revenue: 0.65%
King County WA Housing Authority Workforce Housing Preservation Pooled Revenue Refunding Bond	3.00	10-1-2025	150,000	149,533
Utilities revenue: 1.06%
Seattle WA Municipal Light & Power Refunding Bond Series B (SIFMA Municipal Swap +0.25%) ±	3.91	5-1-2045	250,000	245,133
				1,414,942
Wisconsin: 1.89%
Education revenue: 0.86%
Coral Academy of Science Wisconsin PFA Education Revenue	4.00	7-1-2024	100,000	99,292
Coral Academy of Science Wisconsin PFA Education Revenue	4.00	7-1-2025	100,000	98,818
				198,110
Health revenue: 1.03%
Carson Valley Medical Center Wisconsin PFA Hospital Revenue Series A	3.00	12-1-2026	250,000	238,530
				436,640
Total Municipal obligations (Cost $25,488,420)				22,786,543

		Yield	Shares
Short-term investments: 0.14%
Investment companies: 0.14%
Allspring Municipal Cash Management Money Market Fund Institutional Class ♠∞		3.56	33,242	33,248
Total Short-term investments (Cost $33,261)				33,248
Total investments in securities (Cost $25,521,681)	98.77%			22,819,791
Other assets and liabilities, net	1.23			283,532
Total net assets	100.00%			$23,103,323

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Allspring Managed Account  |  13

Portfolio of investments—December 31, 2022

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CDA	Community Development Authority
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
IDA	Industrial Development Authority
PFA	Public Finance Authority
SIFMA	Securities Industry and Financial Markets Association
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$144,685	$1,833,324	$(1,944,641)	$(98)	$(22)	$33,248	33,242	$2,262

14  |  Allspring Managed Account

Statement of assets and liabilities—December 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $25,488,420)	$ 22,786,543
Investments in affiliated securities, at value (cost $33,261)	33,248
Receivable for interest	277,842
Receivable from manager	29
Prepaid expenses and other assets	8,816
Total assets	23,106,478
Liabilities
Dividends payable	3,127
Accrued expenses and other liabilities	28
Total liabilities	3,155
Total net assets	$23,103,323
Net assets consist of
Paid-in capital	$ 25,850,000
Total distributable loss	(2,746,677)
Total net assets	$23,103,323
Computation of net asset value per share
Net assets	$ 23,103,323
Share outstanding [1]	1,296,731
Net asset value per share	$17.82
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  15

Statement of operations—year ended December 31, 2022

Investment income
Interest	$ 331,741
Income from affiliated securities	2,262
Total investment income	334,003
Expenses
Custody and accounting fees	5,855
Professional fees	60,223
Registration fees	30,583
Shareholder report expenses	16,194
Trustees’ fees and expenses	21,605
Other fees and expenses	2,714
Total expenses	137,174
Less: Fee waivers and/or expense reimbursements	(137,174)
Net expenses	0
Net investment income	334,003
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(44,235)
Affiliated securities	(98)
Net realized losses on investments	(44,333)
Net change in unrealized gains (losses) on
Unaffiliated securities	(2,541,143)
Affiliated securities	(22)
Net change in unrealized gains (losses) on investments	(2,541,165)
Net realized and unrealized gains (losses) on investments	(2,585,498)
Net decrease in net assets resulting from operations	$(2,251,495)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Managed Account

Statement of changes in net assets

	Year ended December 31, 2022		Year ended December 31, 2021[1]
Operations
Net investment income		$ 334,003		$ 140,736
Net realized gains (losses) on investments		(44,333)		3,905
Net change in unrealized gains (losses) on investments		(2,541,165)		(160,725)
Net decrease in net assets resulting from operations		(2,251,495)		(16,084)
Distributions to shareholders from
Net investment income and net realized gains		(334,529)		(144,569)
Capital share transactions	Shares		Shares
Proceeds from shares sold	25,895	470,000	1,250,000	25,000,000
Reinvestment of distributions	18,347	330,550	2,489	49,450
Net increase in net assets resulting from capital share transactions		800,550		25,049,450
Total increase (decrease) in net assets		(1,785,474)		24,888,797
Net assets
Beginning of period		24,888,797		0
End of period		$23,103,323		$24,888,797
[1]	For the period from May 26, 2021 (commencement of operations) to December 31, 2021
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
	2022	2021 [1]
Net asset value, beginning of period	$19.87	$20.00
Net investment income	0.26	0.12
Net realized and unrealized gains (losses) on investments	(2.05)	(0.13)
Total from investment operations	(1.79)	(0.01)
Distributions to shareholders from
Net investment income	(0.26)	(0.12)
Net realized gains	0.00	(0.00) [2]
Total distributions to shareholders	(0.26)	(0.12)
Net asset value, end of period	$17.82	$19.87
Total return[3]	(9.00)%	(0.07)%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.88%
Net expenses[4]	0.00%	0.00%
Net investment income	1.45%	0.94%
Supplemental data
Portfolio turnover rate	15%	14%
Net assets, end of period (000s omitted)	$23,103	$24,889

[1]	For the period from May 26, 2021 (commencement of operations) to December 31, 2021
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
[4]	The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and others expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Managed Account

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Account CoreBuilder Shares - Series SM (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose fund invested primarily in municipal securities determined to have a positive ESG impact and is intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance

Allspring Managed Account  |  19

Notes to financial statements
with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2022, the aggregate cost of all investments for federal income tax purposes was $25,521,681 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 20,276
Gross unrealized losses	(2,722,166)
Net unrealized losses	$(2,701,890)
As of December 31, 2022, the Fund had capital loss carryforwards which consisted of $29,704 in short-term capital losses and $14,629 in long-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 22,786,543	$0	$ 22,786,543
Short-term investments
Investment companies	33,248	0	0	33,248
Total assets	$33,248	$22,786,543	$0	$22,819,791
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2022, the Fund did not have any transfers into/out of Level 3.

20  |  Allspring Managed Account

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment management contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Allspring Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Allspring Funds Management pays Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Allspring Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $186,468, $0 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended December 31, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2022 were $4,530,961 and $3,256,255, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year ended December 31
	2022	2021
Ordinary income	$ 404	$ 3,905
Tax-exempt income	334,125	140,664
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$2,673	$(2,701,890)	$(44,333)

Allspring Managed Account  |  21

Notes to financial statements
8. CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of December 31, 2022, Allspring Funds Management or one of its affiliates owned 100% of the Fund.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22  |  Allspring Managed Account

Report of independent registered public accounting firm
To the Shareholder of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Account CoreBuilder Shares - Series SM (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from May 26, 2021 (commencement of operations) to December 31, 2021, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and the period from May 26, 2021 to December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from May 26, 2021 to December 31, 2021, and the financial highlights for the year then ended and the period from May 26, 2021 to December 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 27, 2023

Allspring Managed Account  |  23

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended December 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

24  |  Allspring Managed Account

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Managed Account  |  25

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26  |  Allspring Managed Account

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Managed Account  |  27

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
Attn: Managed Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: allspringglobal.com
Telephone: 1-888-877-9275
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-888-877-9275 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052023-3qp2zicb 02-23
AR4902 12-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	December 31, 2022	December 31 2021
Audit fees	$97,320	$93,810
Audit-related fees	—	—
Tax fees (1)	4,320	4,160
All other fees	—	—

	$101,640	$97,970

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	February 27, 2023

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	February 27, 2023